SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

         Filed  by  the  Registrant  [ X ]
         Filed  by a  Party  other  than  the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for Use of the  Commission  Only  (as  Permitted  by Rule
     14a-6(e)(2)) [X ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ]  Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                             ELEGANT ILLUSIONS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)
         (1) and 0-11.

         1)    Title of each class of securities to which transaction applies:
         2)    Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)    Proposed maximum aggregate value of transaction:
         5)    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                                                 DEFINITIVE COPY
                                                                 ---------------
                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950
                            Telephone (831) 649-1814

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 25, 1999

     An Annual Meeting of Stockholders of Elegant Illusions, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on May 25, 1999 at 9:30 a.m., California time, for the following purposes:

          (1) To elect five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

          (2) To consider and act upon a proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 1999; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of the Company's common stock, par value $0.001 per share (the "Common Stock") of record on April 1, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At April 1, 1999, the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, 6,084,379 shares of Common Stock were issued and outstanding.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                      By Order of the Board of Directors,


Pacific Grove, California
April 29, 1999
                                      Tamara Gear
                                      Secretary

                                                                 DEFINITIVE COPY
                                                                 ---------------

                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950
                            Telephone (831) 649-1814

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 25, 1999

     This Proxy Statement is furnished to holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of Elegant Illusions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on May 25, 1999 at 9:30 a.m., California time, and at any and all postponements or adjournments thereof (the "Annual Meeting") for the purposes of:

          (1) Electing five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

          (2) Considering and acting upon a proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 1999; and

          (3) Transacting such other business as may properly come before the meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and accompanying proxy are first being sent or given to stockholders is April 29, 1999.

     Shares of Common Stock represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be voted as directed, but if not otherwise specified, will be voted for the election of the five nominees for director and to approve the appointment of Jeffrey S. Gilbert, CPA as independent auditor, all as recommended by the Board of Directors.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

     The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy has authority to vote on such matters in accordance with such person's discretion. A stockholder executing the proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company.

     The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials to stockholders, will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries. Such parties will be reimbursed for their reasonable expenses incurred in forwarding the proxy materials.


                           VOTE REQUIRED FOR APPROVAL;
                      SHARES ENTITLED TO VOTE; RECORD DATE

     The presence at the Annual Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Voting Stock entitled to vote thereat constitutes a quorum for the transaction of business. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes," means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

     Election of Directors. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

     Approval of Auditor. To be approved, this matter must receive the affirmative vote of the majority of the shares present or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

     On April 1, 1999 (the "Record Date"), there were outstanding 6,084,379 shares of Common Stock.. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the Stockholders at the forthcoming Annual Meeting. As of April 1, 1999, the Company's directors and executive officers, and their affiliates, had a beneficial interest in an aggregate of 4,326,131 shares of Common Stock, representing approximately 71.1% of the Common Stock outstanding on the Record Date and entitled to vote on all proposals to be presented at the Annual Meeting.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Common Stock as of April 1, 1999 by: (i) each of the Company's directors and executive officers; (ii) each person who is known by the Company to be the beneficial owner of five percent or more of the outstanding shares of Common Stock; and (iii) all of the Company's directors and executive officers as a group:

Name and Address                                  Amount of Record
of Beneficial                                      and Beneficial         Percent of
    Owner                                            Ownership               Class
----------------                                  ----------------        ----------
James C. Cardinal ...........................         2,126,673              35.0%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA 93950

Gavin M. Gear ...............................         1,091,146(1)           17.9%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA 93950

Tamara Gear .................................         1,108,312(1)           18.2%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA 93950

Janet Heinze ................................                 0                 0%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA 93950

Keith Brandon ...............................                 0                 0%
542 Lighthouse Ave., Suite 5
Pacific Grove, CA 93950

All Officers and
Directors as a Group
  (5 Persons) ...............................         4,326,131              71.1%

--------------------

(1) Gavin and Tamara Gear are husband and wife. Although each is deemed to be the beneficial owner of the shares held by the other, the shares listed for Gavin Gear do not include the shares owned by Tamara Gear and the shares listed for Tamara Gear do not include the shares owned by Gavin Gear.

                              ELECTION OF DIRECTORS

General

     Unless otherwise instructed, the proxy holders intend to vote the proxies received by them FOR the five nominees below.

                                James C. Cardinal
                                   Gavin Gear
                                   Tamara Gear
                                  Janet Heinze
                                  Keith Brandon

     All nominees listed above are currently members of the Board of Directors and were previously elected directors by the stockholders.

     Each nominee has consented to being named in this Proxy Statement and to serve it elected. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management of the Company has no reason to believe that any nominee will be unavailable or that any vacancy of the Board of Directors will occur. The five nominees will serve until the next Annual Meeting of Stockholders and until their successors are elected.

Directors and Nominees for election to the Board of Directors


     Set forth below is a description of the backgrounds of each of the directors and nominees of the Company.

     JAMES CARDINAL, age 52, has been the Company's Chief Executive Officer since May 1994 and a director of the Company since May 1993. He was President of the Company from May 1993 to May 1994. He has been a director of Subsidiary since 1992 and a business consultant for Subsidiary since 1989. He was a director of Bay from June 1992 until it s merger in to the Subsidiary. Prior thereto, he was self-employed as a business consultant and capital organizer to start-up companies.

     GAVIN GEAR, age 47, has been the Company's President since May 1994 and a director of the Company since May 1993. He was Vice President of the Company from May 1993 to May 1994. He was a founder and has been the President, Chief Financial Officer and a director of the Subsidiary since 1989. Mr. Gear was President, Chief Financial Officer and a director of Copy Jewels, Inc. ("CJI") from 1989 until its merger in to Elegant Illusions, Inc, a California corporation (the "Subsidiary") and President and a director of Bay from 1988 until its merger in to the Subsidiary. Since 1979, he also has been the President, Chief Financial Officer and a director of Cannery Row Enterprises, Inc. ("CRE"). CRE was acquired by the Company in July 1994.

     TAMARA GEAR, age 41, has been the Secretary-Treasurer and a director of the Company since May 1993. She was a founder and has been the Secretary-Treasurer and a director of the Subsidiary since 1989. She was the Secretary-Treasurer and a director of CJI (from 1989) and of Bay (from 1988) until their merger in to the Subsidiary. Since 1985, she also has been an officer and director of CRE. From 1984 to 1985, Ms. Gear was a gemologist for Sun Studies in Carmel. From 1980 to 1984, she was the retail manager for Cannery Row Enterprises.

     JANET HEINZE, age 51, has taught elementary school at the Park School in Hayward, California since September of 1997. Ms. Heinze taught at the American School in Guadalajara, Mexico from September 1991 to August 1996. Ms. Heinze graduated from the University of California, Berkeley (UCB) in 1969 with a degree in Sociology, received her teaching credentials at UCB in 1970 and her Masters degree from Framingham State University, Framingham, Massachusetts in 1996.

     KEITH BRANDON age 65, has been a director of the Company since February 1998. Since 1976, Mr. Brandon has owned and operated KRB Bookkeeping, a tax consulting firm.

     The Board of Directors recommends a vote FOR the election of the nominees for director named above.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Director Meetings

     During the fiscal year ended December 31, 1998, the Board of Directors acted three times by written consent. It did not hold any face-to-face meetings. All directors executed the written consents. The Board of Directors does not have any standing Nominating or Compensation Committees.

Audit Committee

     Effective February 23, 1998, the Board of Directors has established a standing Audit Committee. The Audit Committee recommends the independent public accountants that the Company considers to perform the annual audit, reviews financial statements, and reviews the observations of independent public accountants concerning their annual audit. The Audit Committee consists of Gavin Gear, Janet Heinze and Keith Brandon. During the fiscal year ended December 31, 1998, the Audit Committee acted by written on one occasion. It did not hold any face-to-face meetings. All members of this Committee executed the written consent.

                               EXECUTIVE OFFICERS

         The following table sets forth the executive officers of the Company.

    Name                       Age                     Position(s) Held
    --------------             ---                     -----------------------
    James Cardinal              52                     Chief Executive Officer

    Gavin Gear                  47                     President

    Tamara Gear                 40                     Secretary-Treasurer

          For a brief description of the business backgrounds of each of the executive officers see "Nominees for Directors."


                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation of the Chief Executive Officer of the Company for the fiscal years ended December 31, 1998, 1997 and 1996. No Executive Officer received total annual salary and bonus in excess of $100,000. Total compensation paid to all three executive officers as a group during 1998 was $255,510.


                           SUMMARY COMPENSATION TABLE


                                                                                           Long-Term Compensation
                                              Annual Compensation                        Awards            Payouts
                                       ----------------------------------        --------------------- ------------------
                                                                Other             Restrict-                     All Other
                                                                Annual            ed Stock              LTIP    Compen-
Name and Principal                                      Bonus   Compen-           Award       Options  Payouts  sation
 Position                              Year   Salary     ($)    sation($)           ($)         SARs     ($)    ($)
--------------------                  ------  -------  -------  ---------        ---------    -------- ------  ----------

James Cardinal                         1998   91,250        0        0                0            0        0        0

 CEO .........                         1997   73,750        0        0                0            0        0        0

                                       1996   59,394        0        0                0            0        0        0


     In January 1999, the Board of Directors at the recommendation of the Audit Committee of the Board of Directors, increased the annual salaries of the Company's three executive officers, effective January 1, 1999, as follows:

Name              Salary Increase     New Annual Salary
--------------    ---------------     -----------------
James Cardinal        $ 30,000            $115,000

Gavin Gear ...        $ 15,000            $ 90,000

Tamara Gear ..        $ 15,000            $ 90,000

     The Audit Committee recommended these salary increases of these three principal officers of the Company because:

     - they have devoted their time and efforts in growing the Company=s business and increasing revenues year after year; and

     - they have consistently taken annual salaries from the Company well below salaries of executive officers in comparable public companies.

Compensation of Directors

     In respect of the year ended December 31, 1998, one of the non-emloyee directors was paid an annual director's fee of $2,000. None of the other directors received compensation for their services as directors of the Company. The Company also reimburses its directors for travel, lodging and related expenses they may incur attending Board of Directors and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1998, except for Gavin Gear who filed a Form 5 late in which he reported gifts of shares which should have been reported on two Forms 4.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Jeffrey S. Gilbert, CPA as the independent auditor of the Company for the fiscal year ending December 31, 1999. Stockholders are being asked to ratify this appointment. The Company has been informed that Jeffrey S. Gilbert, CPA does not have any direct financial interest or any material indirect financial interest in the Company nor has he had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The financial statements for at least the three fiscal years ended prior to December 31, 1997 were audited by Hollander, Gilbert & Co. Jeffrey S. Gilbert was the partner in charge of these audits at Hollander, Gilbert & Co.

      Jeffrey S. Gilbert CPA is not expected to be present at the meeting.

     The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Jeffrey S. Gilbert, CPA as independent accountant for the Company for the fiscal year ending December 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal years ended December 31, 1998 and 1997, there were no transactions to which the Company was a party, in which any executive officer, director, nominee for director, principal stockholder or immediate family member of any of the foregoing persons had a direct or indirect material interest.

                          PROPOSAL OF SECURITY HOLDERS

     A Shareholder of record may present a proposal for action at the next Annual Meeting of Shareholders provided that the Company receives such proposal at its executive office no later than December 24, 1999. Upon receipt of such proposal, the Company shall set forth the proposal in its Proxy Statement for that meeting. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in the Company's proxy materials for a meeting of security holders. At the next Annual Meeting, management proxies will have discretionary authority to vote on stockholder proposals that are not submitted for inclusion in the Company's proxy statement unless received by the Company before March 8, 2000.

                                     GENERAL

     The Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-KSB) for the fiscal year ended December 31, 1998 is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                                 OTHER BUSINESS

     Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.




                                       By Order of the Board of Directors,



                                       Tamara Gear
                                       Secretary
April 29, 1999

                                   APPENDIX A

                                      PROXY
                             ELEGANT ILLUSIONS, INC.
                               542 Lighthouse Ave.
                                     Suite 5
                             Pacific Grove, CA 93950

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints James Cardinal as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Elegant Illusions, Inc. held of record by the undersigned on April 1, 1999 at the annual meeting of stockholders to be held at the Company's offices, 542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950, on May 25, 1999 at 9:30 a.m., California time, or at any and all postponements or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

The Board of Directors recommends that the stockholders vote FOR each of the proposals. Please review carefully the Proxy Statement delivered with this Proxy.

1. Proposal to elect James C. Cardinal, Gavin Gear, Tamara Gear, Janet Heinze and Keith Brandon as directors until the next Annual Meeting or until their successors have been duly qualified and elected.


[  ]     FOR all nominees listed above
         (except as marked to the contrary below)

[  ]     WITHHOLD AUTHORITY
         to vote for all nominees listed above


         -----------------------------------------------------------------------
         (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)

2. Proposal to approve the appointment of Jeffrey S. Gilbert, CPA as the independent auditor of the Company to audit the accounts of the Company for the fiscal year ending December 31, 1999.

          FOR                         AGAINST                            ABSTAIN

The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.


                                           -------------------------------------
                                           Signature


Dated:          , 1999
      ----------                           -------------------------------------
                                           Signature, if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.